SECOND AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Second Amendment (the "Amendment") to a certain Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the “Borrower”), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the “Agent”), and Citizens Bank of Pennsylvania, as lender (the “Bank”).
WHEREAS, the Bank and the Borrower made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011 (collectively, the “Original Loan  and Security Agreement"), and in connection therewith, the Borrower executed and delivered a Sixth Amended and Restated Revolving Credit Note payable to the order of the Bank, in the original principal amount of $15,000,000.00, dated February 19, 2009 (the "Revolving Promissory Note"); and
WHEREAS, as security for (a) the punctual performance in full by the Borrower of its obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrower to the Bank, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Borrower granted a security interest to the Bank in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement; and

WHEREAS, the Borrower has requested the Bank amend certain terms and provisions of the Original Loan and Security Agreement, and the Bank is willing to consent to such modifications upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.

2. The Original Loan and Security Agreement shall be amended so that all references to "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time.

3. The definition of "Revolving Credit Maturity Date" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

"Revolving Credit Maturity Date"  ─ November 30, 2011.

4. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrower has provided to the Bank, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Revolving Promissory Note,  and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, a first priority, perfected security interest in the Collateral.  The Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Revolving Promissory Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement , as set forth herein.  The Borrower acknowledges that the outstanding principal amounts of the Revolving Promissory Note are due and owing without any claim, defense or set-off.

5. All representations, warranties and covenants of the Borrower contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrower, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Revolving Promissory Note, and each other Loan Document, are satisfied in full.

6. Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan and Security Agreement, the Revolving Promissory Note and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Bank's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment, and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment shall control and prevail.

7. As a condition precedent to the effectiveness of this Amendment, simultaneously with the execution and delivery of this Amendment, the Borrower shall deliver to the Bank the following:

(a) Certified copies of resolutions of the directors  of the Borrower authorizing the execution, delivery and performance of this Amendment and any other document hereunder, which resolutions shall be in form and substance satisfactory to the Bank in its sole discretion.

8. The Borrower hereby represents, warrants and certifies to the Bank that no Event of Default or Unmatured Event of Default has occurred and is presently existing under the Loan Documents.

9. This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.

10. THE BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE BANK WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

(a) The Borrower hereby agrees that it will pay, or cause to be paid or reimburse the Bank for, all of the Bank's costs and expenses in connection with this Amendment, including without limitation the fees of its legal counsel.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 24th day of October, 2011.

BORROWER:                                                            RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

RCM TECHNOLOGIES (USA), INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

PROGRAMMING ALTERNATIVES OF
MINNESOTA, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

RCMT DELAWARE, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

RCM TECHNOLOGIES CANADA CORP.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

BUSINESS SUPPORT GROUP OF
MICHIGAN, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

SOLTRE TECHNOLOGY, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

RCM TECHNOLOGIES SERVICES
COMPANY, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer

AGENT:	CITIZENS BANK OF PENNSYLVANA,
as Administrative Agent and Arranger

By:	/s/ Lisa S. Williams
Lisa S. Williams
SVP

LENDERS:                                           CITIZENS BANK OF PENNSYLVANIA, as
Lender

/s/ Lisa S. Williams
Lisa S. Williams
SVP

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